Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM
We
consent
to
the
incorporation
by
reference
in
the
Registration
Statement
Nos.
333-268414,
333-208324,
333-126958,
333-
140042,
333-170395,
333-283476
and
333-295595
on
Form
S-8
and
in
the
Registration
Statement
Nos.
333-211968
and
333-
283473
on
Form
S-3
of
our
reports
dated
September
9,
2026,
with
respect
to
the
consolidated
financial
statements
of
Lesaka
Technologies, Inc.
and the effectiveness of internal control over financial reporting.
/s/ KPMG Inc
Johannesburg, Republic of South Africa
September 9, 2026